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AGERE SYSTEMS SENIOR LEADERSHIP UPDATE

December 4, 2006

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Today, Agere Systems and LSI Logic announced that they have entered into a definitive merger agreement under which the companies will be combined in an all-stock transaction with an equity value of approximately $4.0 billion.

Rick Clemmer will host an all-employee town meeting webcast from the LVCC cafeteria at 4 p.m. U.S. Eastern Time today.  At the meeting, Rick will introduce LSI Logic President and CEO Abhi Talwalkar to employees and talk more about the combination of the two companies.

Attached for your use in talking to your teams are a brief set of talking points and a set of Qs&As.  The Qs&As also will be posted on the MyAgere portal.  Following the town meeting, we will distribute the viewgraphs to you.

<<FAQs 12-4.doc>>

Taking Points

-- The combination of LSI and Agere will create a true semiconductor powerhouse.  The new company will have an unparalleled innovation pipeline and a broad array of competitive products and solutions.

-- The two companies share complementary products, cultures and capabilities.  The greater size and scale of the combined company will give it a strong foundation to pursue new growth opportunities.

-- The opportunity to join forces with LSI comes at a very opportune time for Agere and LSI.

-- In fiscal 2006, Agere generated its first full-year profit as a public company.  We were able to reach this important milestone by successfully executing on the first two phases of our three-phase turnaround plan, including improving our operating income and profitability.

-- At the same time, we have strengthened and sharply focused each of our three businesses. Our customer relationships are extremely good, and we have scored significant design wins.

-- Our combination with LSI will enable us to take Agere to the next level in our evolution. We will be able to build on our momentum and establish a larger, stronger and more efficient foundation to drive growth.

-- Overall, Agere’s broad footprint in storage, mobility and networking and LSI’s well- established presence in the storage and consumer electronics markets will enable the combined company to drive sustainable long-term growth and shareholder value.

-- The companies operate in more than 20 countries, with a combined workforce of approximately 9,100 employees, including nearly 4,300 engineers.

-- The new company will be headquartered in Milpitas, Calif., with a significant presence in Allentown and various other locations worldwide.

-- The new company will be called LSI Logic, and LSI President and CEO Abhi Talwalkar will serve as chief executive of the new company.

-- An integration team with representatives from both companies will be established to make recommendations on how best to establish the right organizational structure to position the new company to succeed in its mission, strategy, and integration objectives.

-- We expect to complete the transaction in the first calendar quarter of 2007, subject to the approval of LSI and Agere stockholders and customary closing conditions, including regulatory approvals.

-- It is very important that all of us stay focused on the work at hand.  We must continue to deliver on our commitments to our customers, partners, shareholders and fellow employees.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed transaction between Agere Systems Inc. ("Agere") and LSI Logic Corporation ("LSI").  In connection with the proposed transaction, Agere and LSI intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by LSI with the SEC of a Registration Statement on Form S-4 (the "Registration Statement"), which will include a preliminary prospectus and related materials to register the shares of LSI common stock to be issued in the merger, and LSI and Agere plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus relating to the proposed transaction.  THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT LSI, AGERE, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE.  Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by LSI and Agere through the website maintained by the SEC at www.sec.gov .  In addition, free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents will also be available when they become available on the Agere website at www.agere.com  and on the LSI website at www.lsi.com .  The Registration Statement, the Joint Proxy Statement/Prospectus and other relevant documents may also be obtained free of charge from Agere by directing such request to

Investor Relations, Agere Systems Inc., 1110 American Parkway N.E., Allentown Pennsylvania 18109 and from LSI by directing such request to Investor Relations, LSI Logic Corporation, 1621 Barber Lane, Milpitas, California 95035.  The contents of the websites referenced above are not deemed to be incorporated by reference into the Registration Statement or the Joint Proxy Statement/Prospectus.  Agere, LSI and their respective officers, directors and employees may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information regarding the interests of these officers, directors and employees in the proposed transaction will be included in the Joint Proxy Statement/Prospectus.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements about future financial and operating results; benefits of the transaction to customers, shareholders and employees; potential synergies and cost savings resulting from the transaction; the ability of the combined company to drive growth and expand customer and partner relationships and other statements regarding the proposed transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if LSI and Agere do not each receive required shareholder approval or the parties fail to satisfy other conditions to closing, the transaction will not be consummated. In any forward-looking statement in which LSI or Agere expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the LSI and Agere shareholders to approve the proposed merger; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of LSI and Agere generally, including those set forth in the filings of LSI and Agere with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. LSI and Agere are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events, or otherwise.

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